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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       JUNE 26, 2000
                                                   ----------------------------
                          CREDENCE SYSTEMS CORPORATION
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             (Exact name of registrant as specified in its charter)
        DELAWARE                      000-22366                94-2878499
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  (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)             File Number)         Identification No.)

       215 FOURIER AVENUE, FREMONT, CALIFORNIA                      94539
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       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code        (510) 657-7400
                                                   ----------------------------

                                      NONE
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On June 26, 2000, the Registrant issued a press release announcing the signing of a Letter of Intent to become the investor in the Series A financing for NewMillennia Solutions, Inc. The investment is subject to agreement on the definitive documentation.

Item 7.  Exhibits.

     On June 26, 2000, the Registrant issued a press release announcing the signing of a Letter of Intent to become the investor in the Series A financing for NewMillennia Solutions, Inc.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CREDENCE SYSTEMS CORPORATION
                                         (Registrant)

Date:  June 26, 2000                     By /s/ Dennis P. Wolf
                                           --------------------------

                                         Name:  Dennis P. Wolf
                                         Title: Executive Vice President,
                                                Chief Financial Officer and
                                                Secretary
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                                INDEX TO EXHIBITS




EXHIBIT NO.                             DESCRIPTION

99.1 Press Release disseminated on June 26, 2000 announcing the signing of a Letter of Intent to become the investor in the Series A financing for NewMillennia Solutions, Inc.